UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

         Date of Report (Date of earliest event reported): June 14, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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


Item No. 5     Press release dated 14 June, 2004 - Holding(s) in Company

The company has received the following notification:


                                                      HSBC Bank plc
                                                      Level 2, 8 Canada Square
                                                      London E14 5HQ



Marconi Corporation Plc
4th Floor
Regents Place
338 Euston Road
NW1 3BT

FAO: Company Secretary

4 June 2004


Dear Sir,

Part VI Companies Act 1985 ("the Act")

We hereby notify you in accordance with Part VI Companies Act 1985 ("the Act") that HSBC Bank plc, as at close of business on 3rd June 2004, was interested in 6,016,914 ordinary shares of Marconi Corporation Plc ("the Shares"). Of these interests, 5,009,526 shares were of a kind described in S. 208 (5) of the Act.

The schedule here to details, where known, the names of the registered holders of these shares.

HSBC Holdings plc as HSBC's parent company, were also interested, by virtue of
S.203 of the Act in all of the above mentioned Shares.

If you require any further assistance please telephone on 0207 991 6187.



Yours faithfully

Leon Passey
Central Compliance




DETAILS OF REGISTERED HOLDER(S)

FIRM NAME: Marconi Corporation Plc

DATE: 3rd June 2004

Registered Holder and shares (UK) Ltd
HSBC Global Custody Nominee (UK) Ltd                          20,615
James Capel (Nominees) Limited a/c COL                         5,869
James Capel (Nominees) Limited a/c/ PC                       268,734
James Capel (Nominees) Limited a/c Charity                    16,666
Unknown                                                    5,705,030

Total                                                      6,016,914

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC


                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: June 14, 2004